UAM Funds
FUNDS FOR THE INFORMED INVESTOR SM

SUPPLEMENT DATED OCTOBER 29, 1999 TO THE MCKEE
PORTFOLIOS' INSTITUTIONAL CLASS PROSPECTUS
DATED FEBRUARY 16, 1999

This supplement hereby replaces the
supplement to the prospectus dated September
20, 1999.

Effective November 1, 1999, the Board of
Directors of UAM Funds, Inc. approved a
1.00% redemption fee on Institutional Class shares of the McKee Small Cap Portfolio, the McKee International Equity Portfolio and the McKee U.S. Government Portfolio (the
"Portfolio" or collectively, the
"Portfolios").

For the McKee Small Cap Portfolio, the fee will be charged on redemptions or exchanges made within twelve months of purchase. For the McKee International Equity Portfolio and the McKee U. S. Government Portfolio, the fee will be charged on redemptions or exchanges made within six months of purchase. For any shares purchased prior to November 1, 1999, the redemption fee will be not become effective until May 1, 2000.

The Portfolios will retain the fee for the
benefit of the remaining shareholders.  The
fee has been implemented to encourage long-
term investment in the Portfolios, avoid
transaction and other expenses caused by
early redemption, and facilitate portfolio
management. The redemption fee will be
imposed on the net asset value of the shares
on the redemption date, which may be more or
less than the net asset value of the shares
on the date of purchase.
UAM   (r)
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